================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      NOVEMBER 9, 2004
                                                      --------------------------

                         CHOICE ONE COMMUNICATIONS INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           0-29279                                     16-1550742
--------------------------------------------------------------------------------
   (Commission File Number)                 (IRS Employer Identification No.)

                         100 CHESTNUT STREET, SUITE 600
                         ROCHESTER, NEW YORK 14604 14604
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (585) 246-4231
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.03  BANKRUPTCY OR RECEIVERSHIP.

         As previously disclosed, on October 5, 2004, Choice One Communications Inc. (the "Company") and each of its direct and indirect subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors continued to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

         On November 9, 2004, the Bankruptcy Court entered an order (the "Confirmation Order") (i) approving the Disclosure Statement (the "Disclosure Statement") relating to the Debtors' pre-packaged chapter 11 plan of reorganization (the "Plan") and (ii) confirming the Plan. The Disclosure Statement was attached as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on September 15, 2004. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

         The following is a summary of the matters to occur pursuant to the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. This summary is qualified in its entirety by reference to the full text of the Plan.

         The Plan provides for a financial restructuring (the "Restructuring") of the Company's senior and subordinated indebtedness. The Restructuring involves a significant reduction of the Company's outstanding indebtedness and a conversion of the balance of such indebtedness into 100% of the Company's equity. Pursuant to the Plan, (i) the holders of the Company's senior indebtedness under its senior credit facility in the aggregate amount of approximately $404 million will receive new senior secured notes in the aggregate principal amount of $175 million and 90% of the Company's common stock to be issued upon consummation of the Plan, (ii) the holders of the Company's subordinated notes in the aggregate amount of approximately $252 million will receive 10% of the common stock of the Company to be issued upon consummation of the Plan and warrants (the "Warrants") to acquire additional shares of the common stock of the Company, and (iii) the currently outstanding shares of the Company's common and preferred stock will be cancelled without any distribution to be made to the holders of such shares. The Warrants will expire after seven years and will be issued in two series, one for 657,567 shares of the Company's common stock at an exercise price of $13.50 per share, and the other for 2,401,592 shares of the Company's common stock at an exercise price of $20.00 per share. The common stock, Warrants and shares of common stock to be issued upon exercise of the Warrants are exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 1145 of the Bankruptcy Code.

         The equity securities of the Company to be outstanding as of the effective date of the Plan will be only those securities issued under the Plan, which will consist of

20,000,000 shares of common stock. In addition, 3,059,159 shares of common stock will be reserved for issuance upon exercise of the Warrants and 1,261,329 shares of common stock will be reserved for issuance as restricted stock or upon the exercise of options pursuant to a new management equity incentive plan.

         The Plan provides that other general unsecured claims will be unimpaired. Administrative expense claims and priority claims will be paid in full.

         Information regarding the assets and liabilities of the Debtors is contained in the Disclosure Statement.

         Although the Bankruptcy Court entered the Confirmation Order on November 9, 2004, the Plan is not yet effective. The Plan provides that it will become effective upon the satisfaction or waiver of certain conditions precedent, including the (i) receipt of all requisite regulatory approvals and
(ii) execution and delivery by the parties thereto of all agreements, instruments or other documents necessary to implement the terms and provisions of the Plan, including, among others, the new credit agreement to be entered into by the Debtors, which will provide for a new $30 million revolving credit facility. The terms of the new credit agreement have been fully negotiated and documented and the Company has a commitment from lenders to provide the new revolving credit facility. The Company anticipates that the effective date of the Plan will occur on or about November 18, 2004.

         Following consummation of the Plan, the Company will be filing a Form 15 with the Securities and Exchange Commission to withdraw the registration of its common stock under the Securities Exchange Act of 1934, as amended.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

         The information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         The information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

         The information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

2.1 Order of the Bankruptcy Court, dated November 9, 2004, confirming the Debtors' Joint Plan of Reorganization, together with such Joint Plan of Reorganization, as so confirmed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHOICE ONE COMMUNICATIONS INC.


                                       By:        /s/ Ajay Sabherwal
                                            ------------------------------------
                                            Name: Ajay Sabherwal
                                            Title:  Chief Financial Officer




Date: November 12, 2004

                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION
2.1             Order of the Bankruptcy Court, dated November 9, 2004,
                confirming the Debtors' Joint Plan of Reorganization, together with such Joint Plan of Reorganization, as so confirmed.